Supplement dated March 1, 2024 to the following Prospectuses dated May 1, 2023:

•  Waddell & Reed Advisors Retirement Builder Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

•  Waddell & Reed Advisors Accumulator Variable Universal Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Liquidation As noted in the product supplement dated February 1, 2024, the Board of Trustees of the Ivy Variable Insurance Portfolios approved a proposal to liquidate the Delaware VIP Real Estate Securities Fund (the "Fund"). Accordingly, on or about April 30, 2024, (the "Liquidation Date"), the Fund is expected to liquidate. Following the close of business on the Liquidation Date, the subaccount investing in the Fund will no longer be an available investment option under the above named variable annuity contracts and life insurance policies (collectively, the "contracts").

Prior to the Liquidation Date The subaccount investing in the Fund was closed to new investors as of February 1, 2024. Any purchase payment or transfer allocation (including any applicable systematic transfer arrangements, automatic portfolio rebalancing instructions, and automatic transaction instructions such as loan repayments and asset credits) to the Fund on or after February 1, 2024, will default to the Goldman Sachs VIT Government Money Market Fund – Service Shares (the "Money Market Fund") subaccount. Existing shareholders of the portfolio may continue to purchase shares, including via automatic rebalancing and automatic purchase payment arrangements, until one (1) business day before April 30, 2024.

Prior to the Liquidation Date, you may change your premium payment allocation instructions and transfer your allocations of account value in the Fund to any other available variable investment options offered under the terms of your contract without the transfer counting toward the maximum transfers per year.

On the Liquidation Date At the close of business on the Liquidation Date, Minnesota Life Insurance Company will receive liquidation proceeds for any allocations that remain in the Fund. Those liquidation proceeds will then be used to purchase units in the corresponding Money Market Fund. These purchases will occur at relative net asset value. All contract owners affected by the liquidation will receive written confirmation of the transaction. Additionally, your account value in the affected sub-account will be the same as before the transfer to the Money Market Fund. However, the number of units you receive in the Money Market Fund will be different from the number of units you owned in the sub-account investing in the Fund prior to the liquidation, due to the differences in unit value. The transaction will not be treated as a transfer for the purposes of transfer limitations and will not result in tax consequences.

During the periods described above, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable under the terms of the contract will not apply. Market timing and rider allocation plan limitations will continue to apply. You may affect transfers by written request, telephone or by any other method we make available under your contract.

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After the Liquidation Date, unless you instruct us otherwise, any outstanding instructions you have on file with us that designates the Fund will be deemed an instruction for the Money Market Fund. This includes, but is not limited to, instructions for dollar cost averaging, portfolio rebalancing and systematic transfers. Any violation of investment restrictions in your contract that occur as a result of this liquidation will be waived until you make an allocation change for your contract. You may provide new instructions at any time while your contract is in-force; however, any transfers other than those described during the period above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.

To obtain a copy of the prospectus for the Money Market Fund or any of the underlying funds for the variable investment options, please contact a Customer Service representative at 844-878-2199 (for annuity contracts) or 844-208-2412 (for life insurance policies).

You will not incur any fees or charges or any tax liability because of the liquidation. Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Sub-Account Transfer Forms Accompanying this supplement is one or more sub-account transfer forms that may be used in the event you would like to transfer your allocations of account value in advance of the Liquidation Date. Depending on your contract and options you have previously elected, including any annuity living benefit riders, certain investment restrictions may apply. Please consult the form(s) to determine the available allocation options specific to your contract.

Please retain this supplement for future reference.